UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2007
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-20394                 06-1340408
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(State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)           File Number)        Identification Number)


                  75 Ninth Avenue, New York, New York     10011
                --------------------------------------------------
                (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 21, 2007, CoActive Marketing Group, Inc. issued a press release announcing its results for its fiscal quarter and year ended March 31, 2007. A copy of the press release is furnished as Exhibit 99 to this report.


Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit 99        Press release dated as of June 21, 2007.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ JENNIFER CALABRESE
                                           -------------------------------------
                                           Jennifer Calabrese,
                                           Principal Accounting Officer

                                  EXHIBIT INDEX


No.               Description
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Exhibit 99        Press release dated as of June 21, 2007